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Exhibit 99.1

        LETTER OF TRANSMITTAL

ELANCO ANIMAL HEALTH INCORPORATED

Offer to Exchange

$500,000,000 principal amount of 3.912% Senior Notes due 2021, registered under the Securities
Act of 1933, for any and all outstanding 3.912% Senior Notes due 2021

(CUSIP Nos. 28414H AA1 and U2541F AA3)

$750,000,000 principal amount of 4.272% Senior Notes due 2023, registered under the Securities
Act of 1933, for any and all outstanding 4.272% Senior Notes due 2023

(CUSIP Nos. 28414H AC7 and U2541F AC9)

$750,000,000 principal amount of 4.900% Senior Notes due 2028, registered under the Securities
Act of 1933, for any and all outstanding 4.900% Senior Notes due 2028

(CUSIP Nos. 28414H AB9 and U2541F AB1)

Pursuant to the Prospectus dated                , 2019

        THE EXCHANGE OFFERS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                            , 2019, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent is:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By registered or certified mail, hand or overnight delivery:	Facsimile transactions: (For Eligible Institutions only)
Deutsche Bank Trust Company Americas c/o DB Services Americas, Inc. Attn: Reorg Dept. 5022 Gate Parkway, Suite 200 Jacksonville, FL 32256	615-866-3889 Attention: Reorg Dept. To confirm by telephone: 877-843-9767

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

        THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        By execution hereof, the undersigned acknowledges receipt of the prospectus dated                , 2019 (the "Prospectus"), of Elanco Animal Health Incorporated, an Indiana corporation (the "Company"), and this letter of transmittal and the instructions hereto (the "Letter of Transmittal"), which together constitute the Company's offers to exchange (the "Exchange Offers") (i) up to $500,000,000 aggregate principal amount of the Company's 3.912% Senior Notes due 2021 (the "2021 Exchange Notes") for a like amount of the Company's outstanding unregistered 3.912% Senior Notes due 2021 (the "2021 Original Notes"); (ii) up to $750,000,000 aggregate principal amount of the Company's 4.272% Senior Notes due 2023 (the "2023 Exchange Notes") for a like amount of the Company's outstanding unregistered 4.272% Senior Notes due 2023 (the "2023 Original Notes"); and (iii) up to $750,000,000 aggregate principal amount of the Company's 4.900% Senior Notes due 2028 (the "2028 Exchange Notes" and together with the 2021 Exchange Notes and the 2023 Exchange Notes, the "Exchange Notes") for a like amount of the Company's outstanding unregistered 4.900% Senior Notes due 2028 (the "2028 Original Notes" and together with the 2021 Original Notes and the 2023 Original Notes, the "Original Notes"). Recipients of the Prospectus should read the requirements described in the Prospectus with respect to eligibility to participate in the Exchange Offers. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

        For each Original Note accepted for exchange, the holder of such Original Note will receive an Exchange Note having a principal amount equal to that of the surrendered Original Note.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE CHECKING ANY BOX BELOW.

        This Letter of Transmittal is to be used by a holder of Original Notes:

  •
  if certificates representing tendered Original Notes are to be forwarded herewith;

  •
  if a tender of certificates for Original Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offers" section of the Prospectus; or

  •
  if a tender is made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled "The Exchange Offers—Procedures for Tendering Original Notes—Guaranteed Delivery."

        Holders of Original Notes that are tendering by book-entry transfer to the account maintained by the Exchange Agent at DTC can execute the tender through the Automated Tender Offer Program ("ATOP") for which the Exchange Offers will be eligible. DTC participants that are accepting the Exchange Offers must transmit their acceptance to DTC which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an agent's message forming part of a book-entry transfer in which the participant agrees to be bound by the terms of the Letter of Transmittal (an "Agent's Message") to the Exchange Agent for its acceptance.

        In order to properly complete this Letter of Transmittal, a holder of Original Notes must:

  •
  complete the box entitled, "Description of Original Notes Tendered";

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  if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions;

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  sign the Letter of Transmittal by completing the box entitled "Sign Here to Tender Your Original Notes in the Exchange Offers"; and

  •
  complete the Form W-9 or applicable Form W-8.

        Each holder of Original Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

        Holders of Original Notes who desire to tender their Original Notes for exchange, but:

  •
  such holder's Original Notes are not immediately available;

  •
  such holder cannot deliver its Original Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent; or

  •
  such holder cannot complete the procedures for book-entry transfer on or prior to the Expiration Date,

must tender their Original Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offers—Procedures for Tendering Original Notes—Guaranteed Delivery." See Instruction 2.

        DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT. IN ORDER TO ENSURE PARTICIPATION IN THE EXCHANGE OFFERS, ORIGINAL NOTES MUST BE PROPERLY TENDERED PRIOR TO THE EXPIRATION DATE.

        Holders of Original Notes who wish to tender their Original Notes for exchange must complete columns (1) through (4) in the box below entitled "Description of Original Notes Tendered," and sign the box below entitled "Sign Here to Tender Your Original Notes in the Exchange Offers." If only those columns are completed, such holder of Original Notes will have tendered for exchange all

Original Notes listed in column (4) below. If the holder of Original Notes wishes to tender for exchange less than all of such Original Notes, column (5) must be completed in full. In such case, such holder of Original Notes should refer to Instruction 5.

        The Exchange Offers may be extended, terminated or amended, as provided in the Prospectus. During any such extension of the Exchange Offers, all Original Notes previously tendered and not validly withdrawn pursuant to the Exchange Offers will remain subject to such Exchange Offers.

        The undersigned hereby tenders for exchange the Original Notes described in the box entitled "Description of Original Notes Tendered" below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal.

DESCRIPTION OF ORIGINAL NOTES TENDERED

(1) Name(s) and Address(es) of Registered Owner(s) (Please fill in, if blank)	(2) Title of Security	(3) Certificate Number(s)(A)	(4) Aggregate Principal Amount Represented by Certificate(s)(B)	(5) Principal Amount Tendered for Exchange (if less than all)(C)

Total:

(A)	Need not be completed if Original Notes are being tendered by book-entry transfer.
(B)	Unless otherwise indicated, any tendering holder will be deemed to have tendered the entire principal amount represented by the Original Notes indicated in this column. See Instruction 5.
(C)	The minimum permitted tender is $2,000 in principal amount of Original Notes. All tenders in excess of such amount must be integral multiples of $1,000. See Instruction 5.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.
☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Book-Entry Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holders:

Name(s) of Registered Holders:

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution (as defined below) that Guaranteed Delivery:

Name of Tendering Institution:

DTC Book-Entry Number:

Transaction Code Number:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO HOLDS ORIGINAL NOTES ACQUIRED FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF EXCHANGE NOTES RECEIVED FOR YOUR OWN ACCOUNT IN EXCHANGE FOR SUCH ORIGINAL NOTES.

Name:

Address:

Aggregate Principal Amount of Original Notes so Held:

        By its acceptance of the Exchange Offers, any broker-dealer that receives Exchange Notes pursuant to the Exchange Offers agrees to notify the Company before using the Prospectus in connection with the sale or transfer of the Exchange Notes. See the section titled "Plan of Distribution" in the Prospectus.

        Only registered holders are entitled to tender their Original Notes for exchange in the Exchange Offers. Any financial institution that is a participant in DTC's system and whose name appears on a security position listing as the record owner of the Original Notes and who wishes to make book-entry delivery of Original Notes as described above must complete and execute a participant's letter (which will be distributed to participants by DTC) instructing DTC's nominee to tender such Original Notes for exchange.

        Persons who are beneficial owners of Original Notes but are not registered holders and who seek to tender Original Notes should:

  •
  promptly contact the registered holder of such Original Notes and instruct such registered holder to tender on his or her behalf;

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  obtain and include with this Letter of Transmittal Original Notes properly endorsed for transfer by the registered holder or accompanied by a properly completed bond power from the registered holder, with signatures on the endorsement or bond power guaranteed by a bank, broker, dealer, credit union, savings association, clearing agency or other institution, each an "Eligible Institution" that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934; or

  •
  effect a record transfer of such Original Notes from the registered holder to such beneficial owner and comply with the requirements applicable to registered holders for tendering Original Notes prior to the Expiration Date.

        See the section titled "The Exchange Offers—Procedures for Tendering Original Notes" in the Prospectus.

SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offers, the undersigned hereby tenders to the Company for exchange the aggregate principal amount of Original Notes indicated in this Letter of Transmittal. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered herewith, the undersigned hereby sells, assigns, transfers and exchanges to, or upon the order of, the Company all right, title and interest in and to all such Original Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as agent of the Company) with respect to such Original Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

  •
  deliver such Original Notes in registered certificated form, or transfer ownership of such Original Notes through book-entry transfer at the book-entry transfer facility, to or upon the order of the Company, upon receipt by the Exchange Agent, as the undersigned's Agent, of the same aggregate principal amount of the Exchange Notes;

  •
  present and deliver such Original Notes for transfer on the books of the Company; and

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  receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Original Notes, all in accordance with the terms of the Exchange Offers.

        The undersigned represents and warrants that it has full power and authority to tender, sell, assign, exchange, and transfer the Original Notes tendered hereby and that the Company will acquire good, marketable and unencumbered title to the tendered Original Notes, free and clear of all security interests, liens, restrictions, charges and encumbrances, conditional sale agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim when the same are accepted by the Company. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Original Notes or transfer ownership of such Original Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Original Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Exchange and Registration Rights Agreement entered into with the initial purchasers named therein, dated August 28, 2018 (the "Registration Rights Agreement").

        By tendering, each holder of Original Notes represents that:

  •
  the Exchange Notes to be acquired in connection with the Exchange Offers by the holder and each beneficial owner of the Original Notes are being acquired by the holder and each beneficial owner in the ordinary course of business of the holder and each beneficial owner;

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  the holder and each beneficial owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the Exchange Notes;

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  the holder and each beneficial owner acknowledge and agree that any person participating in the Exchange Offers for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act"), in connection with a secondary resale transaction and cannot rely on the position of the staff of the Securities and Exchange Commission (the "Commission") set forth in the applicable no-action letters, see "The Exchange Offers—Resales of Exchange Notes" in the

    Prospectus, and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, applicable of Regulation S-K of the Commission;

  •
  if the holder is a broker-dealer, such holder represents that it acquired the Original Notes for its own account as a result of market making or other trading activities (other than Original Notes acquired directly from the Company), and that it will deliver a prospectus in connection with any resale of Exchange Notes acquired in the Exchange Offers;

  •
  if the holder is a broker-dealer and receives Exchange Notes pursuant to the Exchange Offers it shall notify the Company before using the Prospectus in connection with any sale or transfer of the Exchange Notes;

  •
  neither the holder nor any beneficial owner is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company or of any of the Company's subsidiaries; and

  •
  in connection with a book-entry transfer, each participant will confirm that it makes the representations and warranties set forth in this Letter of Transmittal.

        The undersigned has read and agrees to all of the terms of the Exchange Offers.

        The undersigned also acknowledges that the Company is making these Exchange Offers in reliance on the position of the staff of the Commission, as set forth in certain interpretive letters issued to third parties in other transactions. Based on the Commission interpretations, the Company believes that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offers may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased Original Notes directly from the Company or any such holder that is an "affiliate" of the Company or any of its subsidiaries within the meaning of Rule 405 under the provisions of the Securities Act) without further compliance with the registration and prospectus delivery provisions of the Securities Act; provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders are not engaged in, do not intend to engage in, and do not have an arrangement or understanding with any person to participate in a distribution of such Exchange Notes. However, the Company does not intend to request the Commission to consider, and the Commission has not considered, the Exchange Offers in the context of an interpretive letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offers as it did in interpretative letters to third parties in similar circumstances.

        If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If any holder is a broker-dealer that acquired any of its Original Notes directly from the Company, an affiliate of the Company or any of the Company's subsidiaries, or is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offers, such holder (i) could not rely on the applicable interpretations of the staff of the Commission and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes, the undersigned represents that the Original Notes were acquired for its own account as a result of market-making activities or other trading activities, and it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Original Notes pursuant to the Exchange Offers; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. In addition, by its acceptance of the Exchange Offers, any such broker-dealer that receives Exchange Notes pursuant to the Exchange Offers agrees to notify the Company before using the Prospectus in connection with the sale or transfer of Exchange Notes.

        The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, if requested by a broker-dealer in connection with resales of Exchange Notes received in exchange for Original Notes which were acquired by such broker-dealer for its own account as a result of market-making or other trading activities, may be used by such a broker-dealer in connection with such resales for a period ending 180 days from the date on which the Exchange Offers are consummated or such shorter period as will terminate when a broker-dealer has sold all Exchange Notes held by such broker-dealer. In that regard, each broker-dealer by tendering such Original Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Company:

  •
  of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading, or

  •
  that the board of directors of the Company (or a duly-appointed committee of the board of directors having power over the subject matter) determines in good faith that it is in the best interests of the Company not to disclose the existence of or facts surrounding any proposed or pending material corporate transaction involving the Company, such broker-dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission or to disclose such transaction and has furnished copies of the amended or supplemented Prospectus to the broker-dealer or the Company has given written notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Exchange Notes, it shall extend the 180-day period referred to above during which such broker-dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when such broker-dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Company has given notice that the sale of Exchange Notes may be resumed, as the case may be. Each broker-dealer by tendering such Original Notes and executing this Letter of Transmittal further agrees to hold the fact that it has received the foregoing suspension notice, and any communication from the Company to such broker-dealer relating to an event giving rise to such suspension notice, in confidence.

        All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Original Notes properly tendered may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal.

        The Exchange Offers are subject to certain conditions, each of which may be waived or modified by the Company, in whole or in part, at any time and from time to time, as described in the Prospectus under the caption "The Exchange Offers—Conditions." The undersigned recognizes that as a result of such conditions the Company may not be required to accept for exchange, or to issue Exchange Notes in exchange for, any of the Original Notes properly tendered hereby. In such event, the tendered Original Notes not accepted for exchange will be returned to the undersigned without cost to the undersigned at the address shown below the undersigned's signature(s) unless otherwise indicated under "Special Issuance Instructions" below.

        Unless otherwise indicated under "Special Issuance Instructions" below, please return any certificates representing Original Notes not tendered or not accepted for exchange in the name(s) of the holders appearing under "Description of Original Notes Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail any certificates representing Original Notes not tendered or not accepted for exchange (and accompanying documents as appropriate) to the address(es) of the holders appearing under "Description of Original Notes Tendered." In the event that both the "Special Issuance Instructions" and the "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Original Notes accepted for exchange in the name(s) of, and return any Original Notes not tendered or not accepted for exchange to, the person or persons so indicated. Unless otherwise indicated under "Special Issuance Instructions," in the case of a book-entry delivery of Original Notes, please credit the account maintained at DTC with any Original Notes not tendered or not accepted for exchange. The undersigned recognizes that the Company does not have any obligation pursuant to the Special Issuance Instructions, to transfer any Original Notes from the name of the holder thereof if the Company does not accept for exchange any of the Original Notes so tendered or if such transfer would not be in compliance with any transfer restrictions applicable to such Original Notes.

 SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 6, 7 and 8)

        To be completed ONLY if (i) Exchange Notes issued in exchange for Original Notes, certificates for Original Notes in a principal amount not exchanged for Exchange Notes, or Original Notes (if any) not tendered for exchange are to be issued in the name of someone other than the undersigned, or (ii) Original Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above in the box entitled, "Description of Original Notes Tendered."

Issue to:
Name:

(Please Print)
Address:

(Include Zip Code)

Taxpayer Identification or Social Security Number:

Credit Original Notes not exchanged and delivered by book-entry transfer to the DTC account set forth below:

(Account Number)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 6, 7 and 8)

        To be completed ONLY if the Exchange Notes issued in exchange for Original Notes, certificates for Original Notes in a principal amount not exchanged for Exchange Notes, or Original Notes (if any) not tendered for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above in the box entitled, "Description of Original Notes Tendered."

Mail to:
Name:

(Please Print)
Address:

(Include Zip Code)

Taxpayer Identification or Social Security Number:

 SIGN HERE TO TENDER YOUR ORIGINAL NOTES IN THE EXCHANGE OFFERS
SIGNATURE(S) OF HOLDERS OF ORIGINAL NOTES

X		Date:

X		Date:

(Signature of Owner)

        This Letter of Transmittal must be signed by the registered holders of Original Notes exactly as the name(s) appear(s) on certificate(s) representing the Original Notes or on a security position listing or by person(s) authorized to become registered holders by certificates and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.

Name(s):		Address:

(Please Print)

(Include Zip Code)
Capacity:		Telephone Number:

	(Full Title)		(Include Area Code)

GUARANTEE OF SIGNATURE(S)
(If required—see Instructions 1 and 6)

Signature(s) Guaranteed by:

(Authorized Signature)

(Title of Officer Signing this Guarantee)

(Name of Eligible Institution Guaranteeing Signatures—Please Print)

(Address and Telephone Number of Eligible Institution Guaranteeing Signatures)

Date:

 INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offers

        1.     Guarantee of Signatures. Signatures on this Letter of Transmittal need not be guaranteed if:

  •
  tendered Original Notes are registered in the name of the signer of the Letter of Transmittal, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions;"

  •
  the Exchange Notes to be issued in exchange for the Original Notes are to be issued in the name of the holder; and

  •
  any untendered Original Notes are to be reissued in the name of the holder.

        In any other case:

  •
  the certificates representing the tendered Original Notes must be properly endorsed for transfer by the registered holder or be accompanied by a properly completed bond power from the registered holder or appropriate powers of attorney, in a form satisfactory to us; and

  •
  signatures on the endorsement, bond power or powers of attorney must be guaranteed by an Eligible Institution.

        If the Exchange Notes or Original Notes not exchanged are to be delivered to an address other than that of the registered holder appearing on the note registrar for the Original Notes, the signature in the Letter of Transmittal must be guaranteed by an Eligible Institution.

        Persons who are beneficial owners of Original Notes but are not the registered holder and who seek to tender Original Notes for exchange should:

  •
  promptly contact the registered holder of such Original Notes and instruct such registered holders to tender on his or her behalf;

  •
  obtain and include with this Letter of Transmittal, Original Notes properly endorsed for transfer by the registered holder or accompanied by a properly completed bond power from the registered holder, with signatures on the endorsement or bond power guaranteed by an Eligible Institution; or

  •
  effect a record transfer of such Original Notes from the registered holder to such beneficial owner and comply with the requirements applicable to registered holders for tendering Original Notes prior to the Expiration Date. See Instruction 6.

        DO NOT SEND THIS LETTER OF TRANSMITTAL OR ANY ORIGINAL NOTES TO THE COMPANY.

        2.     Delivery of this Letter of Transmittal and Certificates for Original Notes or Book-Entry Confirmations; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by registered holders if certificates representing Original Notes are to be forwarded herewith. All physically delivered Original Notes, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimiles thereof) and any other required documents, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date or the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of the documents to DTC does not constitute delivery to the Exchange Agent.

        THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, ORIGINAL NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER THEREOF. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT HOLDERS USE PROPERLY INSURED REGISTERED MAIL, RETURN

RECEIPT REQUESTED, AND THAT THE MAILING BE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE, TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO SUCH DATE. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. THIS LETTER OF TRANSMITTAL AND ORIGINAL NOTES TENDERED FOR EXCHANGE SHOULD BE SENT ONLY TO THE EXCHANGE AGENT, NOT TO THE COMPANY.

        If a holder desires to tender Original Notes pursuant to the Exchange Offers and such holder's Original Notes are (i) not immediately available; (ii) such holder cannot deliver its Original Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent prior to the Expiration Date; or (iii) such holder cannot complete the procedures for book-entry transfer on or prior to the Expiration Date, such holder may effect a tender of such Original Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offers—Procedures for Tendering Original Notes—Guaranteed Delivery."

        Pursuant to the guaranteed delivery procedures:

  •
  your tender of Original Notes must be made by or through an Eligible Institution and you must properly complete and duly execute a Notice of Guaranteed Delivery;

  •
  on or prior to the Expiration Date, the Exchange Agent must have received from you and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder, the certificate number or numbers of the tendered Original Notes, and the principal amount of tendered Original Notes, stating that the tender is being made thereby and guaranteeing that, within three (3) business days after the date of delivery of the Notice of Guaranteed Delivery, the tendered Original Notes, a duly executed Letter of Transmittal and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and

  •
  such properly completed and executed documents required by the Letter of Transmittal and the tendered Original Notes in proper form for transfer (or confirmation of a book-entry transfer of such Original Notes into the Exchange Agent's account at DTC) must be received by the Exchange Agent within three (3) business days after the Expiration Date.

        Any holder who wishes to tender its Original Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Original Notes prior to 5:00 p.m., New York City time, on the Expiration Date.

        Unless Original Notes being tendered by the above-described method are deposited with the Exchange Agent, a tender will be deemed to have been received as of the date when the tendering holder's properly completed and duly signed Letter of Transmittal, or a properly transmitted agent's message, accompanied by the Original Notes or a confirmation of book-entry transfer of the Original Notes into the Exchange Agent's account at the book-entry transfer facility is received by the Exchange Agent.

        Issuances of Exchange Notes in exchange for Original Notes tendered pursuant to a notice of guaranteed delivery will be made only against deposit of this Letter of Transmittal and any other required documents and the tendered Original Notes or a confirmation of book-entry and an agent's message.

        All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Original Notes for exchange.

        3.     Inadequate Space. If the space provided in the box entitled "Description of Original Notes Tendered" above is inadequate, the certificate numbers and principal amounts of Original Notes tendered should be listed on a separate signed schedule affixed hereto.

        4.     Withdrawal of Tenders. A tender of Original Notes may be withdrawn at any time prior to the Expiration Date by delivery of written or facsimile (receipt confirmed by telephone) notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal must:

  •
  specify the name of the person having tendered the Original Notes to be withdrawn (the "Depositor");

  •
  identify the Original Notes to be withdrawn (including the certificate number or numbers and principal amount of such Original Notes);

  •
  specify the principal amount of Original Notes to be withdrawn;

  •
  include a statement that such holder is withdrawing his or her election to have such Original Notes exchanged;

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  be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Original Notes were tendered or as otherwise described above (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the Indenture register the transfer of such Original Notes into the name of the person withdrawing the tender; and

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  specify the name in which any such Original Notes are to be registered, if different from that of the Depositor.

        The Exchange Agent will return the properly withdrawn Original Notes promptly following receipt of notice of withdrawal. If Original Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility. All questions as to the validity of notices of withdrawals, including, time of receipt, will be determined by the Company and such determination will be final and binding on all parties.

        Any Original Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offers. Any Original Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Original Notes tendered by book-entry transfer into the Exchange Agent's account at the book-entry transfer facility pursuant to the book-entry transfer procedures described above, such Original Notes will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offers. Properly withdrawn Original Notes may be retendered by following one of the procedures described under the caption "The Exchange Offers—Procedures for Tendering Original Notes" in the Prospectus at any time prior to the Expiration Date.

        5.     Partial Tenders (Not Applicable to Holders of Original Notes that Tender by Book-Entry Transfer). Tenders of Original Notes will be accepted only in denominations of the principal amount of $2,000 and integral multiples of $1,000 in excess thereof. If a tender for exchange is to be made with respect to less than the entire principal amount of any Original Notes, fill in the principal amount of Original Notes which are tendered for exchange in column (4) of the box entitled "Description of Original Notes Tendered," as more fully described in the footnotes thereto. In the case of a partial tender for exchange, new certificates, in fully registered form, for the remainder of the principal amount of the Original Notes, will be sent to the holders of Original Notes unless otherwise indicated in the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" above, as soon as practicable after the expiration or termination of the Exchange Offers.

        6.     Signatures on this Letter of Transmittal; Bond Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder of the Original Notes tendered for exchange hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

        If any of the Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are names in which certificates are held.

        If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted, unless waived by the Company.

        If this Letter of Transmittal is signed by the registered holder of the Original Notes listed and transmitted hereby, no endorsements of certificates or separate bond powers are required unless certificates for Original Notes not tendered or not accepted for exchange are to be issued or returned in the name of a person other than for the registered holder thereof. Signatures on such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

        If this Letter of Transmittal is signed by a person other than the registered holder of the Original Notes, the certificates representing such Original Notes must be properly endorsed for transfer by the registered holder or be accompanied by a properly completed bond power from the registered holder or appropriate powers of attorney, in any case signed by such registered holder exactly as the name(s) of the registered holder of the Original Notes appear(s) on the certificates. Signatures on the endorsement or bond power must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

        7.     Transfer Taxes. Except as set forth in this Instruction 7, the Company will pay or cause to be paid any transfer taxes applicable to the exchange of the Original Notes pursuant to the Exchange Offers. If, however, a transfer tax is imposed for any reason other than the exchange of Original Notes pursuant to the Exchange Offers, then the amount of any transfer taxes (whether imposed on the registered holders or any other persons) will be payable by the tendering holder. If satisfactory evidence of the payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

        8.     Special Issuance and Delivery Instructions. Tendering holders of Original Notes should indicate in the applicable box the name and address to which the Exchange Notes issued pursuant to the Exchange Offers and any substitute certificates evidencing the Original Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the Employer Identification or Social Security Number of the person named must also be indicated. A holder of Original Notes tendering Original Notes by book-entry transfer may request that the Exchange Notes and the Original Notes not exchanged be credited to such account maintained at the DTC as such holder of Original Notes may designate. If no such instructions are given, such Exchange Notes and Original Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal or credited to the account listed beneath the box entitled "Description of Original Notes."

        9.     Irregularities. All questions as to the forms of all documents and the validity of (including time of receipt) and acceptance of the tenders and withdrawals of Original Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of Original Notes that are not in proper form or the acceptance of which would, in the Company's opinion or the judgment of the Company's counsel, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Original Notes. The Company's interpretations of the terms and conditions of the Exchange Offers (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Original Notes must be cured within such time as the Company determines, unless waived by the Company. Tenders of Original Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. Neither the Company, the Exchange Agent, nor any other person will be under any duty to give notice of any defects or irregularities in tenders of Original Notes, or will incur any liability to registered holders of Original Notes for failure to give such notice.

        10.   Waiver of Conditions. To the extent permitted by applicable law, the Company reserves the right to waive any and all conditions to the Exchange Offers as described under "The Exchange Offers—Conditions" in the Prospectus, and accept for exchange any Original Notes tendered.

        11.   Tax Identification Number and Backup Withholding. Federal income tax law generally requires that a holder of Original Notes whose tendered Original Notes are accepted for exchange or such holder's assignee (in either case, the "Payee"), provide the Exchange Agent (the "Payor") with such Payee's correct Taxpayer Identification Number ("TIN") and certain other information on Form W-9, or the appropriate Form W-8, and certify under penalty of perjury that such TIN is correct and that you are not subject to backup withholding. In the case of a Payee who is an individual, the TIN is such Payee's social security number. For corporations and other entities, the TIN is the Employer Identification Number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to a penalty imposed by the Internal Revenue Service and payments made with respect to the Original Notes or the Exchange Notes may be subject to backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained.

        To prevent backup withholding, each Payee must provide such Payee's correct TIN by completing the "Form W-9" attached hereto, certifying that the TIN provided is correct and that:

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  the Payee is exempt from backup withholding;

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  the Payee has not been notified by the Internal Revenue Service that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends; or

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  the Internal Revenue Service has notified the Payee that such Payee is no longer subject to backup withholding.

        Each Payee must also certify it is a U.S. person (including a U.S. resident alien), and certify that any FATCA code entered on the form indicating the Payee is exempt from FATCA is correct. If Original Notes and/or Exchange Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 instructions for information on which TIN to report.

        Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee must enter its correct TIN in Part I of the Form W-9 and sign and date the form. See the instructions for filling out the Form W-9 for additional guidance. A Payee that is a foreign person may qualify as exempt by submitting a properly completed, appropriate IRS Form W-8 (such as an IRS Form W-8BEN), executed under penalties of perjury, certifying such Payee's exempt status. Copies of IRS Form W-8BEN, Form W-8BEN-E, Form W-8ECI and Form W-8IMY can be obtained from the IRS website at www.irs.gov. Payees are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

        Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is furnished to the Internal Revenue Service.

        12.   Mutilated, Lost, Stolen or Destroyed Original Notes. Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal for further instructions.

        13.   Requests for Assistance or Additional Copies. Requests for assistance relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent at its address set forth on the cover of this Letter of Transmittal.

        14.   No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

        15.   No Notice of Defect. Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

        IMPORTANT—This Letter of Transmittal, together with certificates for tendered Original Notes and all other required documents, with any required signature guarantees and all other required documents must be received by the Exchange Agent prior to the Expiration Date.

QuickLinks

  Exhibit 99.1
SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 1, 6, 7 and 8)
SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 6, 7 and 8)
SIGN HERE TO TENDER YOUR ORIGINAL NOTES IN THE EXCHANGE OFFERS SIGNATURE(S) OF HOLDERS OF ORIGINAL NOTES
GUARANTEE OF SIGNATURE(S) (If required—see Instructions 1 and 6)
INSTRUCTIONS
Forming Part of the Terms and Conditions of the Exchange Offers